- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------




                         NATIONAL WESTMINSTER BANK PLC,
                                                          Lender


                                       and


                       INDUSTRY MORTGAGE COMPANY, L.P. and
                           IMC CORPORATION OF AMERICA,
                                                          Borrowers


                                       and


                         FIRST NATIONAL BANK OF BOSTON,
                                                          Custodian




                          -----------------------------


                               CUSTODIAL AGREEMENT

                             As of February 28, 1996

                          -----------------------------



                    Fixed and Adjustable Rate Mortgage Loans



- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
Section 1.     Definitions.................................................................  1

Section 2.     Delivery of Custodial Files.................................................  3

Section 3.     Certification of the Custodian; Exceptions in Custodial File................  5

Section 4.     Exceptions in Custodial Files...............................................  6

Section 5.     Obligations of the Custodian................................................  6

Section 6.     Future Defects..............................................................  7

Section 7.     Release of Custodial File...................................................  7

Section 8.     Limitation on Release.......................................................  7

Section 9.     Release Upon Payment,  Acknowledgement of Redelivery or Event of
               Default.....................................................................  8

Section 10.    Fees of Custodian...........................................................  8

Section 11.    Removal of Custodian........................................................  8

Section 12.    Transfer of Custodial Files.................................................  9

Section 13.    Examination of Custodial Files..............................................  9

Section 14.    Insurance of Custodian......................................................  9

Section 15.    Periodic Statements.........................................................  9

Section 16.    Governing Law...............................................................  9

Section 17.    Copies of Documents in the Custodial Files..................................  9

Section 18.    No Adverse Interest of Custodian............................................ 10

Section 19.    Resignation by and Removal of the Custodian; Successor Custodian............ 10

Section 20.    Term of Agreement........................................................... 10


Section 21.    Notices..................................................................... 11

Section 22.    Successors and Assigns...................................................... 11

Section 23.    Indemnification of Custodian................................................ 11

Section 24.    Reliance of Custodian....................................................... 12

Section 25.    Authorized Representatives.................................................. 12

Section 26.    Reproduction of Documents................................................... 12

Section 27.    Counterparts................................................................ 13

Section 28.    Mutilated Trust Receipts and Certification.................................. 13

Section 29.    Limitation of Liability..................................................... 13

Section 30.    Transmission of Collateral.................................................. 14


                                    SCHEDULES

SCHEDULE I     MORTGAGE LOAN INFORMATION INCLUDED IN MORTGAGE LOAN SCHEDULE


                                    EXHIBITS

EXHIBIT A             FORM OF TRUST RECEIPT AND CERTIFICATION

EXHIBIT B             FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

EXHIBIT C1            AUTHORIZED REPRESENTATIVES OF THE PARENT

EXHIBIT C2            AUTHORIZED REPRESENTATIVES OF THE SUBSIDIARY

EXHIBIT D             AUTHORIZED REPRESENTATIVES OF THE LENDER

EXHIBIT E             FORM OF CUSTODIAL DELIVERY

EXHIBIT F             FORM OF WAREHOUSE LENDER RELEASE

EXHIBIT G             FORM OF NOTICE TO THE CUSTODIAN

               THIS CUSTODIAL AGREEMENT, dated as of February 28, 1996, by and among National Westminster Bank Plc, New York Branch, a Branch duly licensed under the laws of the State of New York of a public limited company organized under the laws of the United Kingdom, having an address at 175 Water Street, 20th Floor, New York, New York 10038 (the "Lender"), Industry Mortgage Company, L.P., a limited partnership organized under the laws of Delaware, having an address at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (the "Parent"), IMC Corporation of America, a Delaware corporation having an address at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (the "Subsidiary"; the Parent, together with the Subsidiary, the "Borrowers") and First National Bank of Boston, a national banking association, having an office at 100 Federal Street, Boston, Massachusetts 02110 (the "Custodian");

                               W I T N E S S E T H

               WHEREAS, the Borrowers are the purchasers and/or originators of the Mortgage Loans;

               WHEREAS, the Lender has agreed to provide interim financing for the origination or acquisition of the Mortgage Loans by the Borrowers pursuant to the Interim Loan and Security Agreement; and

               WHEREAS, the Custodian is a national banking association chartered under the laws of the United States and is otherwise authorized to act as Custodian pursuant to this Agreement. The Lender desires to have the Custodian take possession of the Mortgage Loan Documents as the custodian for the Lender and any future purchaser or assignee thereof, on several delivery dates (each a "Delivery Date"), in accordance with the terms and conditions hereof.

               NOW THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

               Section 1.    Definitions.

               Capitalized terms used but not defined herein shall have the meanings assigned to them in the Interim Loan and Security Agreement. The following capitalized terms shall have the meanings set forth in this Agreement (terms defined in the singular shall have the same meaning when used in the plural and vice versa):

               AGREEMENT: This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

               AUTHORIZED REPRESENTATIVE: As defined in Section 25 herein.

               BORROWER: Each of the Parent and the Subsidiary.

               BUSINESS DAY: A day other than Saturday, Sunday or other day on which banks in New York City are authorized or required by law to be closed or on which the New York Stock Exchange is closed.

               CUSTODIAL DELIVERY: A custodial delivery, in the form annexed hereto as Exhibit E, delivered by the related Borrower to the Custodian on each Delivery Date.

               CUSTODIAL FILE: As to each Mortgage Loan, the Mortgage Loan Documents and any other documents relating to such Mortgage Loan that are delivered to the Custodian or that at any time come into the possession of the Custodian.

               CUSTODIAN: The First National Bank of Boston, or its successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

               DELIVERY DATE: With respect to each Mortgage Loan, the date on which the related Mortgage Loan Documents are delivered to the Custodian which date (except in the case of an Advance which accrues interest at the Federal Funds Rate) shall be no later than 3:00 p.m. (New York City time) on the second Business Day immediately preceding the related Funding Date.

               EXCEPTION: With respect to any Custodial File, (i) the failure of a document to correspond to the information on the Mortgage Loan Schedule or
(ii) the absence of a Mortgage Loan Document from such Custodial File, in each case as so identified in the related Exception Report.

               EXCEPTION REPORT: With respect to any Custodial File, a report prepared by the Custodian setting forth any Exceptions relating to such Custodial File.

               FUNDING DATE: As defined in the Interim Loan and Security Agreement.

               INTERIM LOAN AND SECURITY AGREEMENT: The Interim Loan and Security Agreement dated as of February 28, 1996 by and between the Lender and the Borrowers, an executed copy of which shall be delivered to the Custodian.

               LENDER: National Westminster Bank Plc, New York Branch, a Branch duly, licensed under the laws of the State of New York of a public limited company organized under the laws of the United Kingdom, or its successor in interest or assigns, or any successor to the Lender under the Interim Loan and Security Agreement as therein provided.

               MORTGAGE LOAN DOCUMENTS: With respect to each Mortgage Loan, the documents and instruments listed in Section 2 hereof, evidencing and relating to such Mortgage Loan and delivered to the Custodian pursuant hereto.

               MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans annexed to a Custodial Delivery, such schedule setting forth with respect to each Mortgage Loan, the information set forth in Schedule I annexed hereto, as such may be amended from time to time.

               MORTGAGE: With respect to any Mortgage Loan, the mortgage, deed of trust or other similar document or instrument securing a Mortgage Note and creating a lien on the related Mortgaged Property.

               MORTGAGED PROPERTY: The real property subject to the lien of a Mortgage.

               MORTGAGE LOANS: As defined in the Interim Loan and Security Agreement.

               MORTGAGE  NOTE:  The  original   executed  note   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto.

               MORTGAGOR: The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

               PARENT: Industry Mortgage Company, L.P.

               SUBSIDIARY: IMC Corporation of America.

               TRUST RECEIPT AND CERTIFICATION: A certification, with respect to any Mortgage Loans being delivered to the Custodian, in the form annexed hereto as Exhibit A, delivered to the Lender by the Custodian in accordance with
Section 3 hereof.

               UCC FINANCING STATEMENT: A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.

               Section 2. Delivery of Custodial Files.

               On each Delivery Date, the related Borrower shall deliver to the Custodian a completed Custodial Delivery relating to the Mortgage Loans to be delivered on such Delivery Date, together with a Mortgage Loan Schedule attached thereto and, if requested by the Custodian, a computer disk containing such Mortgage Loan Schedule and shall deliver a copy of the fully executed Custodial Delivery, with the Mortgage Loan Schedule attached, to the Lender, by facsimile transmission, on such Delivery Date. As of the related Funding Date, the Mortgage Loans listed on the related Mortgage Loan Schedule shall become subject to this Agreement.

               Except as otherwise provided for herein, in connection with each such delivery, the related Borrower shall deliver and release to the Custodian as custodian for, and agent and bailee of, the Lender the following documents pertaining to each of the Mortgage Loans:

                       (a) The original Mortgage Note bearing all intervening endorsements, endorsed, "Pay to the order of _______________, without recourse" or "Pay to the order of holder, without recourse" and signed in the name of the related Borrower by an Authorized Representative (as defined below) thereof. In the event that the Mortgage Loan was acquired by the related Borrower in a merger, the endorsement must be by "(Borrower), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the related Borrower while doing business under another name, the endorsement must be by "(Borrower), formerly known as (previous name)";

                       (b) Originals of all intervening assignments, showing a complete chain of assignment from origination to the related Borrower, if any, with evidence of recording thereon (or, if an original intervening assignment has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian forthwith after return);

                       (c)  Originals  of  all   assumption   and   modification
        agreements, if any (or, if an original assumption and/or modification agreement has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian forthwith after return);

                       (d) Either (i) the original Mortgage with evidence of recording thereon or a certified copy of the Mortgage as recorded, or
        (ii) if the original Mortgage has not yet been returned from the recording office, a certified copy of the Mortgage together with a receipt from the recording office or from a title insurance company or a certificate of an Authorized Representative of the related Borrower indicating that such Mortgage has been delivered for recording;

                       (e) An assignment of the Mortgage, from the related Borrower in blank, which assignment shall be in form and substance acceptable for recording in the state or other jurisdiction where the Mortgaged Property is located; provided that in the event that the Mortgage Loan was acquired by the related Borrower in a merger, the assignment of the Mortgage must be by "(Borrower), successor by merger to (name of predecessor; and in the event that the Mortgage Loan was acquired or originated by the related Borrower while doing business under another name, the assignment of the Mortgage must be by "(Borrower), formerly known as (previous name)"; and

                       (f) Evidence of title insurance with respect to the Mortgaged Property (which may be in the form of a binder or commitment), together with an adjustable rate mortgage endorsement and other endorsements or riders, if any, which were issued with or subsequent to the issuance of such policy.

               With respect to documents that were caused to be sent for recording by the related Borrower, such Borrower shall deliver or cause to be delivered to the Custodian such original documents within two Business Days of receipt thereof. The related Borrower shall deliver or cause to be delivered to the Custodian the original policy of lender's title insurance, together with the original endorsements thereto, within two Business Days of receipt thereof. The Custodian shall hold such original recorded documents in trust for the benefit of the Lender pursuant to this Agreement and the Trust Receipt and Certification.

               From time to time, each of the Borrower shall forward to the Custodian additional original documents, including additional original documents evidencing any assumption, modification, consolidation or extension of a Mortgage Loan approved by the related Borrower and the Lender. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File".

               Section  3.   Certification  of  the  Custodian;   Exceptions  in
Custodial File.

               (a) Mortgage Loan Documents. On each Delivery Date, the Custodian shall ascertain (i) whether the Mortgage Loan Documents are in its possession and (ii) whether any other documents relating to the Mortgage Loan are in its possession, and shall deliver to the Lender (and the related Borrower), by facsimile transmission by 5:00 p.m. (New York City time) on the Business Day prior to such Funding Date, a signed Trust Receipt and Certification in the form annexed hereto as Exhibit A (and shall deliver to the Lender, by overnight courier, the signed original of such document), stating that, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan specifically identified on the Exception Report attached thereto): (A) all Mortgage Loan Documents are in its possession and itemizing which other documents, if any, are in its possession; and (B) such documents have been reviewed by it and appear regular on their face and relate to items (a), (b),
(c), (d), (f), (g), (h), (k), (o), (q), (s), (t), (u) and (v) of the  definition of Mortgage Loan Schedule. The Custodian will make no representations as to (i) the validity, legality, enforceability, recordability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loans. The Custodian will not conduct an independent review of the Mortgage Loan Documents other than as specifically outlined in this Agreement.

               (b) Upon the release or transfer of any Custodial File, or any documents included therein, pursuant to Sections 7, 9 or 12 hereof, if the Lender shall so request, the Custodian shall issue to the Lender a new Trust Receipt and Certification (upon surrender by the Lender to the Custodian of the then existing Trust Receipt and Certification, marked "cancelled") in accordance with Section 3(a) hereof with respect to the remaining Custodial Files then held by the Custodian pursuant hereto. If no such replacement Trust Receipt and Certification is issued, the Trust Receipt and Certification then in effect shall be deemed to exclude the Custodial Files, or the documents included therein, that have been released by the Custodian pursuant to Sections 7, 9 or 12 hereof for so long as such Custodial Files, or documents included therein, shall not have been returned to the Custodian pursuant hereto.

               Section 4. Exceptions in Custodial Files. (a) With respect to any Exceptions contained in the Exception Report attached to any Trust Receipt and Certification, the Lender shall promptly notify the Custodian and the related Borrower that either (i) the related Borrower shall deliver to the Custodian the missing documents, if any, noted in the Exception Report, within five Business Days of the delivery of the related Trust Receipt and Certification, (ii) the Lender has waived the Exceptions noted in the Exception Report, (iii) the related Borrower shall cure the Exceptions within five (5) Business Days, or
(iv) the related Borrower shall substitute another Mortgage Loan for the deficient Mortgage Loan and shall deliver to the Custodian the Custodial File with respect to the substitute Mortgage Loan.

               (b) If the Lender's notice states that the related Borrower shall take the action specified in clause (i) of subsection (a) above and such Borrower fails to take such action within 5 days after the Custodian's receipt of such notice then the Custodian shall notify the Lender and the related Borrower of such failure and release or retain the deficient Custodial File in accordance with the written instructions of the Lender.

               (c) If the Lender's notice state that the related Borrower shall take the actions specified in clause (iv) of subsection (a) above, then the Custodian shall return the deficient Custodial File to the related Borrower promptly following delivery to it of the Custodial File to be substituted therefor. If the related Borrower fails to deliver the substituted Custodial File to the Custodian within five days after the Custodian's receipt of such notice, then the Custodian shall notify the Lender and the related Borrower of such failure and release or return the Custodial File in accordance with the written instructions of the Lender.

               Section 5. Obligations of the Custodian.

               With respect to each Custodial File that is delivered to the Custodian or that comes into the possession of the Custodian, the Custodian is the custodian for the Lender exclusively. The Custodian shall hold each Custodial File for the exclusive use and benefit of the Lender, and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by the Lender in accordance with this Agreement and the related Trust Receipt and Certification. The Custodian shall segregate and maintain continuous custody of all Custodial Files in secure and fireproof facilities in accordance with customary standards for such custody. The Custodian shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

               If  the   Custodian   shall  at  any  time  receive   conflicting
instructions from the related Borrower and the Lender with respect to a Custodial File and the conflict between the instructions cannot be resolved with reference to the terms of this Agreement, the Custodian shall be entitled to rely on the instructions of the Lender.

               In the event that (i) the Lender, one of the Borrowers, or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodial file or a document included within a Custodial File or (ii) a third party shall institute any court proceeding by which any Custodial File or a document included within a Custodial File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all such court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all the Custodial Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon written request of the related Borrower, however, which request has been approved by the Lender, the Custodian may deliver a copy of such Custodial Files to the related Borrower at any time during the course of such proceedings. Upon final determination of such court, the Custodian shall dispose of such Custodial File or a document included within such Custodial File as directed by the Lender. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the related Borrower.

               Section 6. Future Defects.

               During the term of this Agreement, if the Custodian discovers any defect with respect to the Custodial File, the Custodian shall give written specification of such defect to the related Borrower and the Lender.

               Section 7. Release of Custodial File. From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby authorized, upon receipt of a written request of the related Borrower, acknowledged by the Lender, in substantially the form annexed hereto as Exhibit B (a "Request for Release and Receipt of Documents"), to release to the related Borrower within five (5) Business Days, the related Custodial File or the documents from a Custodial File set forth in such request and receipt. All documents so released to the related Borrower shall be held by such Borrower in trust for the benefit of the Lender in accordance with the Interim Loan and Security Agreement. The related Borrower shall return to the Custodian each and every document previously requested from the Custodial File when such Borrower's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the related Borrower to the Custodian, acknowledged by the Lender, in substantially the form annexed hereto as Exhibit B, such Borrower's prior receipt shall be returned by the Custodian to such Borrower. The Lender agrees to acknowledge, within three (3) Business Days of receipt, any Request for Release and Receipt of Documents properly completed and submitted by the related Borrower, and not to unreasonably withhold any such acknowledgement.

               Section 8.    Limitation on Release.

               The foregoing provision respecting release to the related Borrower of the Custodial Files and documents by the Custodian upon request by the related Borrower shall be operative only to the extent that at any time the related Borrower shall not have requested of the Custodian active Custodial Files or documents (including those requested) pertaining to more than five (5) Mortgage Loans at the time being held by the Custodian under this Agreement. Any additional Custodial Files or documents requested by the related Borrower to be released may be released only upon written authorization of the Lender. The limitations of this paragraph shall not apply to the release of Custodial Files to the related Borrower under Section 9 below.

               Section 9. Release Upon Payment, Acknowledgement of Redelivery or Event of Default.

               (a) Upon the payment in full of any Advance, which payment shall be evidenced by the delivery to the Custodian of the related Borrower's Request for Release and Receipt of Documents in substantially the form annexed hereto as Exhibit B, acknowledged by the Lender, the Custodian shall promptly release the related Custodial File to such Borrower.

               (b) Upon the redelivery of any Mortgage Loan previously released to the related Borrower in accordance with the terms and provisions of this Agreement, which redelivery shall be evidenced by the delivery to the Custodian of such Borrower's Request for Release and Receipt of Documents in substantially the form annexed hereto as Exhibit B, the Custodian shall promptly accept redelivery of the related Custodial File from such Borrower.

               (c) Upon notice by the Lender to the Custodian and the Borrowers of an Event of Default under the Interim Loan and Security Agreement, the Custodian shall execute, at the Lender's direction, the endorsements on the Mortgage Loans and the assignments of other Mortgage Loan Documents as are necessary to transfer legal title thereto to the Lender or its designee.

               Section 10.   Fees of Custodian.

               The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Borrowers, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Borrowers.

               Section 11.   Removal of Custodian.

               The Lender, with or without cause, may upon at least 60 days' notice to the Custodian and the Borrowers remove and discharge the Custodian from the performance of its duties under this Agreement by written notice from the Lender to the Custodian, with a copy to each of the Borrowers. Having given notice of such removal, the Lender promptly shall appoint a successor custodian to act on behalf of the Lender by written instrument, one original counterpart of which instrument shall be delivered to the Lender, with a copy to each of the Borrowers and an original to the successor custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed by the Lender, all Custodial Files being administered under this Agreement. The successor custodian shall be required to assume all obligations of the Custodian hereunder and shall be bound by the terms and conditions hereof.

               Section 12. Transfer of Custodial Files. If, for any other reason than the payment in full of the related Advance, the Lender notifies the Custodian that (i) the Interim Loan and Security Agreement has been terminated as to any or all of the Mortgage Loans or (ii) the Lender has agreed to release its security interest in the Custodial Files as to any or all Mortgage Loans, the Custodian shall, upon written request of the Lender, release to such persons as the Lender shall designate, such Custodial Files relating to such Mortgage Loans in accordance with the Lender's request, and the Custodian shall endorse the Mortgage Notes and complete the assignments of the Mortgage only as, and if, the Lender shall request in writing.

               Section 13.   Examination of Custodial Files.

               Upon reasonable prior notice to the Custodian, which shall not be less than one Business Day's notice, the Lender, the related Borrower, and their respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans held for the benefit of such party at the expense of the examining party.

               Section 14.   Insurance of Custodian.

               At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect such insurance in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks acting in a custodial capacity. The minimum coverage under any such insurance policies shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or FHLMC in the FHLMC Seller's and Servicer's Guide. A certificate of the respective insurer as to each such policy shall be furnished to the Lender upon request.

               Section 15.   Periodic Statements.

               Upon the request of the Lender, the Custodian shall, within two Business Days of such request, provide to the Lender a list of all the Mortgage Loans for which the Custodian holds a Custodial File pursuant to this Agreement.

               Section 16.   Governing Law.

               This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 17.   Copies of Documents in the Custodial Files.

               Upon reasonable prior notice to the Custodian, the Lender may request, and the Custodian shall promptly provide to the Lender, at the cost and expense of the Lender, copies of any documents in the Custodial Files.

               Section 18.   No Adverse Interest of Custodian.

               By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no interest adverse to the Lender, by way of security or otherwise, in any Mortgage Loan and hereby waives and releases any such interest that it may have in any Mortgage Loan as of the date hereof.

               Section 19. Resignation by and Removal of the Custodian; Successor Custodian.

               (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Borrowers and the Lender. Promptly after receipt of notice of the Custodian's resignation, the Borrowers shall appoint, by written instrument, a successor custodian, subject to the prior written approval of the Lender, which approval shall not be unreasonably withheld. If the Borrowers fail to appoint a successor within 30 days, the Lender shall appoint a successor custodian. If, however, a successor custodian is not appointed by the Borrowers or the Lender within 90 days of the Custodian's notice of resignation, all duties and obligations of the Custodian (except as described below) shall cease and terminate. The Custodian's sole responsibility thereafter shall be to safely maintain all of the Custodial Files and to deliver the same to the Lender's designee, pursuant to the written instructions of the Lender. If neither the Borrowers nor the Lender has appointed a successor custodian within 30 days after the expiration of the aforementioned 90 day period, the Custodian shall deliver the Custodial Files to the Lender. One original counterpart of any instrument of appointment shall be delivered to each of the Borrowers, the Lender, the Custodian and the successor custodian.

               (b) In the event of any such resignation pursuant to this Section 19 or removal pursuant to Section 11 hereof, the Custodian shall, as directed by the Lender and within a reasonable time of such direction, transfer to the successor custodian all the Custodial Files being administered under this Agreement and shall, also at the Lender's direction, execute the endorsements on the Mortgage Notes and assignments of other Mortgage Loan Documents as requested by the Lender, as custodian for the Lender. Any such transfer arising out of the resignation of the Custodian shall be at the expense of the Custodian. The successor custodian shall be required to assume all obligations of the Custodian hereunder and shall be bound by, the terms and conditions hereof.

               (c) In the event of any such resignation pursuant to this Section 19 or removal pursuant to Section 11 hereof, the Lender shall promptly deliver all Trust Receipt and Certifications to the Custodian immediately following to the transfer by the Custodian to the successor custodian of the Custodial Files.

               Section 20.   Term of Agreement.

               Promptly after written notice from the Lender of the termination of the Interim Loan and Security Agreement and payment in full of all amounts owing to the Lender thereunder, the Custodian shall (i) deliver all documents remaining in the Custodial Files to the related Borrower and (ii) at the Lender's direction, execute the endorsements on the Mortgage Notes and assignments of other Mortgage Loan Documents as are necessary to transfer legal title thereto to the related Borrower, and the Lender shall deliver all Trust Receipt and Certifications to the Custodian, and this Agreement shall thereupon terminate.

               Section 21.   Notices.

               All demands, notices and communications hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when received by the recipient party at: (i) in the case of the Lender, National Westminster Bank Plc, 175 Water Street, 20th Floor, New York, New York 10038, Attention: Mortgage and Asset- Backed Securities Group, facsimile number (212) 602-5726; (ii) in the case of the Parent, 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618, Attention: Mr. George Freeman, facsimile number: (813) 935-0227; (iii) in the case of the Subsidiary, 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618, Attention: Mr. George Freeman, facsimile number: (813) 935-0227; and (iv) in the case of the Custodian, First National Bank of Boston, 100 Federal Street, Mail Stop:
01-1B-06, Boston Massachusetts, 02110, Attention: Mortgage Custody, facsimile number: (617) 434-8295, or as to each such Person at such other address as may hereafter be furnished by such Person to the parties hereto in writing.

               Section 22.   Successors and Assigns.

               This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.

               Section 23.   Indemnification of Custodian.

               Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and reasonably believed by it or them to be within the purview of this Agreement, even if advised of the possibility of such damages, except for its or their own negligence, lack of good faith or willful misconduct.

               The Borrowers agree to indemnity and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of negligence, lack of good faith or willful misconduct on the part of the Custodian or any, of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination of this Agreement.

               Section 24.   Reliance of Custodian.

               In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement.

               Section 25.   Authorized Representatives.

               Only each individual designated as an authorized representative of the Parent, the Subsidiary or the Lender, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Parent, the Subsidiary or the Lender, as the case may be, and the specimen signature for each such Authorized Representative of the Parent, each such Authorized Representative of the Subsidiary and each such Authorized Representative of the Lender, initially authorized hereunder, is set forth on Exhibits C1, C2 and D attached hereto, respectively. From time to time, the Borrowers and the Lender may, by delivering to the other and to the Custodian a revised exhibit, change the information previously given pursuant to this Section 25, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

               Section 26.   Reproduction of Documents.

               This Agreement and all documents relating thereto except with respect to any Custodial File, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

               Section 27.   Counterparts.

               For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

               Section 28.   Mutilated Trust Receipts and Certification.

               In the event that (i) any mutilated Trust Receipt and Certification is surrendered to the Custodian, or the Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Trust Receipt and Certification and (ii) there is delivered to the Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Custodian that such Trust Receipt and Certification has been acquired by a bona fide purchaser, the Custodian shall execute and deliver a new Trust Receipt and Certification to the Lender in exchange for or in lieu of any such mutilated, lost or stolen Trust Receipt and Certification.

               Section 29. Limitation of Liability. (a) The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder.

               (b) In the Custodian's review of documents pursuant to Section 4 of this Agreement, the Custodian shall be under no duty or obligation to inspect, review or examine the Custodial Files to determine that the contents thereof are sufficient, legal, in recordable form, valid, duly authorized, genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

               (c) In the absence of bad faith, gross negligence or willful misconduct on the part of the Custodian, the Custodian may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of, any (i) oral instructions from any persons the Custodian believes to be authorized to give such instructions, who shall only be persons the Custodian believes in good faith to be Authorized Representatives, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties, which, with respect to the Borrowers and to the Lender, shall mean signature and presentation by Authorized Representatives.

               (d) The Custodian may consult with legal counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith.

               (e) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

               (f) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, legality, enforceability, recordability genuineness, collectability, insurability, effectiveness, suitability, adequacy or perfection of any document comprising part of the Custodial Files or any lien upon, or security interest in, any Mortgage Loans or Custodial Files purported to be granted at any time to the Lender.

               Section 30. Transmission of Collateral. Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the transmission of Custodial Files or portions thereof by the Custodian in the performance of its duties hereunder shall be delivered by the Lender or the related Borrower (the "Requesting Party") to the Custodian prior to any shipment of Custodial Files or portions thereof hereunder by the Custodian. The Requesting Party will arrange for the provision of such services at the expense of the related Borrower (or, at the Custodian's option, such Borrower shall reimburse the Custodian for all such costs and expenses incurred by the Custodian) and such insurance against loss or damage to the Custodial Files or portions thereof as the Lender deems appropriate. In the event the Custodian does not receive written directions as to the method of shipment and shipper(s) from the Requesting Party, the Custodian is hereby authorized to utilize a nationally recognized courier service. The Custodian shall be entitled to reimbursement from the related Borrower for all costs and expenses incurred by the Custodian for utilizing such courier service.

               IN WITNESS WHEREOF, the Lender, the Borrowers and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                              NATIONAL WESTMINSTER BANK PLC,
                              NEW YORK BRANCH
                              (Lender)


                              By:_______________________________
                              Name:  Joseph N. Walsh III
                                   _____________________________
                              Title: Managing Director
                                   _____________________________

                              INDUSTRY MORTGAGE COMPANY, L.P.
                              (Borrower)

                              By: Industry Mortgage Corporation, General Partner


                              By:__________________________________

                              Name:________________________________

                              Title:_______________________________



                              IMC CORPORATION OF AMERICA
                              (Borrower)


                              By:__________________________________

                              Name:________________________________

                              Title:_______________________________



                              FIRST NATIONAL BANK OF BOSTON
                              (Custodian)


                              By:__________________________________

                              Name:________________________________

                              Title:_______________________________

               IN WITNESS WHEREOF, the Lender, the Borrowers and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                               NATIONAL WESTMINSTER BANK PLC, NEW YORK BRANCH (Lender)


                               By:__________________________________

                               Name:________________________________

                               Title:_______________________________


                               INDUSTRY MORTGAGE COMPANY, L.P.
                               (Borrower)

                               By: Industry Mortgage Corporation, GeneralPartner


                               By:__________________________________

                               Name:          George Nicholas
                                     _______________________________
                               Title:   Chief Executive Officer
                                     _______________________________


                               IMC CORPORATION OF AMERICA
                               (Borrower)


                               By:_______________________________

                               Name:          George Nicholas
                                  _______________________________
                               Title:   Chief Executive Officer
                                  _______________________________


                               FIRST NATIONAL BANK OF BOSTON
                               (Custodian)


                               By:__________________________________

                               Name:________________________________

                               Title:_______________________________

               IN WITNESS WHEREOF, the Lender, the Borrowers and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                               NATIONAL WESTMINSTER BANK PLC, NEW YORK BRANCH (Lender)


                               By:__________________________________

                               Name:________________________________

                               Title:_______________________________



                               INDUSTRY MORTGAGE COMPANY, L.P.
                               (Borrower)

                               By:Industry Mortgage Corporation, General Partner


                               By:__________________________________

                               Name:________________________________

                               Title:_______________________________



                               IMC CORPORATION OF AMERICA
                               (Borrower)


                               By:__________________________________

                               Name:________________________________

                               Title:_______________________________



                               FIRST NATIONAL BANK OF BOSTON
                               (Custodian)


                               By:_______________________________


                               Name:          Robert M. Prevoir
                                  _______________________________
                               Title:   Manager
                                  _______________________________

                                    EXHIBIT A

                     FORM OF TRUST RECEIPT AND CERTIFICATION

                    Fixed and Adjustable Rate Mortgage Loans

                                                   Delivery Date


National Westminster Bank Plc
175 Water Street, 20th Floor
New York, New York 10038

               Re: Custodial Agreement, dated as of February 28, 1996 ("Custodial Agreement"), among National Westminster Bank Plc, as Lender (the "Lender"), Industry Mortgage Company, L.P. as borrower and servicer (the "Parent"), IMC Corporation of America as borrower (the "Subsidiary"; the Parent, together with the Subsidiary, the "Borrowers") and First National Bank of Boston, as custodian (the "Custodian"), executed pursuant to the Interim Loan and Security Agreement, dated as of February 28, 1996 between the Lender and the Borrowers

Ladies and Gentlemen:

               In accordance with the provisions of Section 3(a) of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that, as to each Mortgage Loan listed on the Mortgage Loan Schedule attached hereto as Schedule 1 (other than any Mortgage Loan listed on the exception report attached hereto), it has reviewed the Custodial Files and has determined that (i) all Mortgage Loan Documents are in its possession and the following other documents are also in its possession____________; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (a), (b), (c), (d), (f),
(g), (h), (k), (o), (q), (s), (t), (u) and (v) of the definition of Mortgage Loan Schedule contained in the Custodial Agreement respecting such Mortgage Loan reflects the information contained in the Custodial File. The Custodian makes no representations as to: (a) the validity, legality, enforceability, recordability or genuineness of any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (b) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. As provided in the Custodial Agreement, under certain circumstances, the Lender and the related Borrower have the right to obtain possession of the Custodial Files and therefore there can be no assurance at any time following the date hereof of the accuracy of the Custodian's certification set forth in clause (i) above. The Custodian has not conducted an independent review of the Mortgage Loan Documents other than as specifically outlined in the Custodial Agreement.

               The Custodian hereby confirms that it is holding such Mortgage Loan Documents as agent and bailee, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Lender pursuant to the terms and conditions of the Custodial Agreement.

               The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Certification at its office at ________________, Attention: Mortgage Custody.

               Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

                              FIRST NATIONAL BANK OF BOSTON,
                              Custodian


                              By:______________________________________

                              Name:____________________________________

                              Title:___________________________________

                                   SCHEDULE 1

                            (Mortgage Loan Schedule)

                                   SCHEDULE I

          MORTGAGE LOAN INFORMATION INCLUDED IN MORTGAGE LOAN SCHEDULE

ELIGIBLE MORTGAGE LOANS

               For each Eligible Mortgage Loan, the related Borrower shall provide the following information:

               (a)    the mortgage loan identifying number;

               (b) the mortgagor's name (if there are multiple mortgagors, the name of one of the mortgagors and, to the extent available, the names of the additional mortgagors);

               (c) the state in which the mortgaged property is located and, to the extent available, the mortgaged property's street address, city and zip code;

               (d)    the original balance;

               (e)    the current principal balance;

               (f)    the original mortgage interest rate,

               (g)    the maturity date;

               (h)    the original term;

               (i)    the amortization term;

               (j)    the combined loan-to-value ratio at origination;

               (k)    the origination date of the related Mortgage Note;

               (l)    the credit-grade for the related mortgagor;

               (m)    the lien status;

               (n) the debt to income ratio or a representation from the Borrower which indicates the maximum debt to income ratio for any of the Mortgage Loans relating to the Advance to which the Eligible Mortgage Loan relates: and

               (o)    the first payment date.

               For each Eligible Mortgage Loan that is an adjustable rate Eligible Mortgage Loan, the related Borrower shall provide, in addition to the information set forth above, the following additional information:

               (p)    the index rate;

               (q)    the gross margin;

               (r)    the current mortgage interest rate;

               (s)    the lifetime floor;

               (t)    the lifetime ceiling;

               (u)    periodic cap; and

               (v)    adjustment frequency.

                               (Exception Report)

                                    EXHIBIT B

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:     [Custodian's Address]

               Re: Custodial Agreement, dated as of February 28, 1996 ("Custodial Agreement"), among National Westminster Bank Plc, as Lender (the "Lender"), Industry Mortgage Company, L.P. as borrower and servicer (the "Parent"), IMC Corporation of America as borrower (the "Subsidiary"; the Parent, together with the Subsidiary, the "Borrowers") and First National Bank of Boston, as custodian (the "Custodian"), executed pursuant to the Interim Loan and Security Agreement, dated as of February 28, 1996 between the Lender and the Borrowers

               In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Lender, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

I.      MORTGAGE LOANS

Mortgagor's Name, address & Zip Code:



Mortgage Loan Number:



Reason for Requesting Documents: unless otherwise indicated the Mortgage Loan was paid in full or rescinded (check only if applicable)


 _____  1.     Mortgage Loan paid in full.

 _____  2.     Mortgage Loan in Foreclosure.

 _____  3.     Mortgage Loan substituted with alternate Mortgage Loan to be delivered to the Custodian with a revised Mortgage Schedule indicating substitutions.

 _____  4.     Mortgage Loan Liquidated By_________________________.

 _____  5.     Non-Liquidation/Other (Explain)_________________________.

 _____  6.     Mortgage Loan Redelivered pursuant to Section 9 of the  Custodial
               Agreement.

               If this request related to rescission of the Mortgage Loan or if box 1, 4 or 6 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, if any, as well as any additional documents in your possession relating to the specified Mortgage Loan.

               If box 2 or 5 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                              [INDUSTRY MORTGAGE COMPANY, L.P.
                              (Borrower)

                              By: Industry Mortgage Corporation, General Partner



                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________
                              Date:__________________________________]


                              [IMC CORPORATION OF AMERICA
                              (Borrower)



                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________
                              Date:___________________________________]

ACKNOWLEDGED:

NATIONAL WESTMINSTER BANK PLC,
NEW YORK BRANCH
(Lender)

By:____________________________________
        Name:__________________________
        Title:_________________________
        Date:__________________________

Acknowledgment of Documents returned to the Custodian:

FIRST NATIONAL BANK OF BOSTON
(Custodian)


By:______________________________________
        Name:____________________________
        Title:___________________________
        Date:____________________________

                                   EXHIBIT C1

                    AUTHORIZED REPRESENTATIVES OF THE PARENT


NAME                                       SPECIMEN SIGNATURE

_________________________________                _______________________________

_________________________________                _______________________________

_________________________________                _______________________________

_________________________________                _______________________________

_________________________________                _______________________________

                                   EXHIBIT C2

                  AUTHORIZED REPRESENTATIVES OF THE SUBSIDIARY


NAME                                       SPECIMEN SIGNATURE

_________________________________                _______________________________

_________________________________                _______________________________

_________________________________                _______________________________

_________________________________                _______________________________

_________________________________                _______________________________

                                    EXHIBIT D

                    AUTHORIZED REPRESENTATIVES OF THE LENDER


NAME                                       SPECIMEN SIGNATURE

_________________________________                _______________________________

_________________________________                _______________________________

_________________________________                _______________________________

_________________________________                _______________________________

                                    EXHIBIT E

                           FORM OF CUSTODIAL DELIVERY


          As of this day of ___________ 199__ (the "Delivery Date"), [Industry Mortgage Company, L.P.] [IMC Corporation of America] (the "Borrower"), as one of the Borrowers under that certain Custodial Agreement, dated as of February 28, 1996 (the "Custodial Agreement"), by and among National Westminster Bank Plc, Industry Mortgage Company, L.P., IMC Corporation of American and First National Bank of Boston (the "Custodian"), does hereby deliver to the Custodian the Custodial Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, which Mortgage Loans shall be subject to the terms of the Custodial Agreement as of the Delivery Date.

        Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

        This Custodial Delivery may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Borrower has caused its name to be signed by this officer thereunto duly authorized as of the day and year first above written.

                              [INDUSTRY MORTGAGE COMPANY, L.P.
                              (Borrower)

                              By: Industry Mortgage Corporation, General Partner


                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________
                                 Date: _______________________________]


                              [IMC CORPORATION OF AMERICA
                              (Borrower)



                                 By:_____________________________________
                                 Name:___________________________________
                                 Title:__________________________________
                                 Date:__________________________________]

Acknowledged and Agreed:

FIRST NATIONAL BANK OF BOSTON,
(Custodian)

By:____________________________________

Name:__________________________________

Title:_________________________________

                                    EXHIBIT F

                    FORM OF WAREHOUSE LENDER'S RELEASE LETTER

                                                   (Date)


National Westminster Bank Plc
175 Water Street, 20th Floor
New York, New York  10038

Re: Interim Loan and Security Agreement, dated as of February 28, 1996 ("Loan Agreement"), between National Westminster Bank Plc ("Lender") and Industry Mortgage Company, L.P. and IMC Corporation of America ("Borrowers")

        Mortgage Loans ____________________

          The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the mortgage loans referenced above, as may be further described in the attached schedule, such release to be effective automatically without any further action by any party upon payment for the account of__________ [related Borrower] of $__________ in immediately available funds to account number__________ at __________ [Bank] for the account of [related Borrower].

                              Very truly yours,

                              [WAREHOUSE LENDER]


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

Copy to:

_________________ [related Borrower]

                                    EXHIBIT G

                         FORM OF NOTICE TO THE CUSTODIAN


To:     [Custodian]

From:__________________________________

Date:__________________________________


               You are hereby notified that as of _____________________ the undersigned has transferred its right, title and interest in and to the Mortgage Loans identified in the schedule attached hereto to [transferee's name and address] and the undersigned hereby releases all right, title and interest in and to such Mortgage Loans. You are hereby instructed to hold such Mortgage Loans pursuant to the terms of the Custodial Agreement, dated as of February 28, 1996, among National Westminster Bank Plc, Industry Mortgage Company, L.P., IMC Corporation of America and [custodian] (the "Custodial Agreement"), for the sole and exclusive benefit of [name of transferee] subject to the terms of the Custodial Agreement by which [name of transferee] hereby agrees to be bound.

                                                          [                    ]
                                                          (Lender)


                                         By:__________________________________
                                         Name:________________________________
                                         Title:_______________________________


Agreed and Acknowledged:

- -----------------------
(Custodian)

By:__________________________________
Name:________________________________
Title:_______________________________